UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(404) 364-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The registrant hereby amends its report on Form 8-K filed on January 6, 2006 and Form 8K/A filed January 12, 2006 by adding Item 3.02.

Item 3.02. Unregistered Sales of Restricted Securities

On December 30, 2005, Transcend Services, Inc. entered into a four year $5.6 million credit facility with Healthcare Finance Group. This new facility replaces the previous $2.0 million credit facility with Bank of America, N.A. The new facility matures on December 30, 2009 and includes a $3.6 million revolving accounts receivable-based line of credit and up to $2.0 million of term loans to fund acquisitions. Borrowings bear interest at LIBOR plus 4%, are secured by Company assets and require that the Company maintain certain financial and other covenants. The credit facility includes a Stock Purchase Warrant to purchase 100,000 shares of Transcend Services, Inc. $.05 par value common stock at a price of $2.25 per share. The warrant may be exercised between December 30, 2005 and the later of December 29, 2009 or 90 days following the date that the loans are paid in full. Neither this warrant, nor the shares of common stock for which it is exercisable, have been registered under the securities act of 1933 and no transfer or assignment of this warrant or the shares issuable upon its exercise may be made in the absence of an effective registration statement under such act or the availability of an exemption in fact from the registration provisions of such act in respect of such transfer or assignment. The issuance of these securities was made pursuant to a claim of exemption from registration under the Securities Act of 1933, as amended, by virtue of Section 4(2) and/or Regulation D promulgated thereafter.

Item 9.01. Financial Statements and Exhibits.

The registrant hereby amends its report on Form 8-K filed on January 6, 2006 by deleting the text under Item 9.01 and replacing it with the following text.

(c) Exhibits.

Exhibit 4.1	Loan and Security Agreement dated December 30, 2005 between Transcend Services, Inc. and HFG Healthco-4 LLC. (incorporated by reference to Exhibit 4.1 to the Transcend Services, Inc. Form 8-K/A filed January 12, 2006).

Exhibit 4.2	Acquisition Promissory Note dated December 30, 2005 between Transcend Services, Inc. and HFG Healthco-4 LLC. (incorporated by reference to Exhibit 4.1 to the Transcend Services, Inc. Form 8-K/A filed January 12, 2006).

Exhibit 4.3	Revolving Promissory Note dated December 30, 2005 between Transcend Services, Inc. and HFG Healthco-4 LLC. (incorporated by reference to Exhibit 4.1 to the Transcend Services, Inc. Form 8-K/A filed January 12, 2006).

Exhibit 10.1	Transcend Services, Inc. Stock Purchase Warrant to Purchase Shares of Common Stock, $.05 Par Value.

Exhibit 99.1	Press release of Transcend Services, Inc. dated January 4, 2006 (incorporated by reference to exhibit 99.1 to the Transcend Services, Inc. Form 8-K filed January 6, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: February 27, 2006	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer

Exhibit Index

Exhibit 10.1	Transcend Services, Inc. Stock Purchase Warrant to Purchase Shares of Common Stock, $.05 Par Value.